Trade payables and accruals	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
Trade payables and accruals	Trade payables and accruals
Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. Trade payables are recognized initially at fair value. Short-term trade payables are subsequently measured at the repayment amount.
Trade payables and accruals include the following:

In € thousand	As at December 31,
	2022	2021
Trade payables	14,505	16,035
Accrued expenses	26,986	52,084
BALANCE AS AT DECEMBER 31	41,491	68,119
Less non-current portion	—	—
CURRENT PORTION	41,491	68,119
The carrying amounts of trade and other payables are considered to be the same as their fair values, due to their short-term nature.